Exhibit 10.7

SECOND AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT

(B-1)

THIS SECOND AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT (“Amendment”) is executed this 27th  day of September, 2017 (the “Amendment Effective Date”) among WELLTOWER INC. (formerly known as Health Care REIT, Inc.), a corporation organized under the laws of the State of Delaware (“Lender”), having its chief executive office located at 4500 Dorr Street, Toledo, Ohio  43615‑4040, and each of the borrower entities set forth on Schedule I (individually and collectively, “Borrower”), each having its chief executive office located at 101 East State Street, Kennett Square, Pennsylvania 19348.

R E C I T A L S:

A. Lender and Borrower have previously entered into an Amended and Restated Loan Agreement (as amended, the “Loan Agreement”) dated as of December 22, 2016.
B. Concurrently herewith, Borrower and certain affiliates are making a partial prepayment of the Loan and Lender is releasing certain of its collateral with respect thereto.
C. Lender and Borrower desire to amend the Loan Agreement as set forth herein, effective for all purposes as of the Amendment Effective Date.

NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. Any capitalized terms not defined in this Amendment shall have the meanings set forth in the Loan Agreement.

2. Borrowers. Schedule I of the Loan Agreement is hereby amended and restated to read in its entirety as set forth on Schedule I attached hereto.

3. Release. The entities identified as “Released Borrowers” on Schedule II hereof are hereby released from all liability under the Loan Agreement and the Loan Documents.

4. Legal Descriptions. Exhibit A to the Loan Agreement is hereby amended by the deletion therefrom of the Legal Descriptions of each facility listed on Schedule II hereof.

5. Permitted Exceptions. Exhibit B of the Loan Agreement is hereby amended by the deletion therefrom of the Permitted Exceptions with respect to any facility listed on Schedule II hereof.

6. Allocated Loan Amounts. Exhibit I of the Loan Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit I hereto.

7. Further Acts.  Borrower shall take such further actions as may be reasonably requested by Lender from time to time hereafter to amend the Mortgages to reflect the Loan allocation as set forth on Exhibit I hereto.  Lender shall take such further actions as may be reasonably requested by Borrower from time to time hereafter to evidence its release any of its collateral relating to the facilities or entities listed on Schedule II hereto.

8. Affirmation. Except as specifically modified by this Amendment, the terms and provisions of the Loan Agreement are hereby affirmed and shall remain in full force and effect.

9. Binding Effect. This Amendment will be binding upon and inure to the benefit of the successors and permitted assigns of Lender and Borrower.

10. Further Modification. The Loan Agreement may be further modified only by writing signed by Lender and Borrower.

11. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original hereof, but all of which will constitute one and the same document.
12. Guarantor. This Amendment shall have no force or effect unless and until each Guarantor has concurrently executed the attached consent of Guarantor.

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IN WITNESS WHEREOF, Lender and Borrower have executed this Amendment as of the date first set forth above.

WELLTOWER INC.

By: /s/ Justin Skiver

Justin Skiver, Authorized Signatory

EACH BORROWER LISTED ON SCHEDULE 1 HERETO

By: /s/ Michael Berg

Michael Berg, Assistant Secretary

SCHEDULE 1:  BORROWERS

120 Murray Street Property LLC

279 Cabot Street Property LLC

740 Oak Hill Road Property LLC

1248 Hospital Drive Property LLC

2 Blackberry Lane Property LLC

300 Pearl Street Property LLC

400 29th Street Northeast Property LLC

4755 South 48th Street Property LLC